FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Dynamic Credit Collateral Analysis
Deal Name Here            FBRSI 2005-2 ***Use only the collateral supporting the tranche we are buying***
     ***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***
I. FICO and LTV (% of Encore/Resmae Collateral)

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
FICO Low	FICO High	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
500	524	> 65%	3.05%	$184,330.65	510	43.05	77.03	8.158	83.18	7.79	97.52	2.48	3.60	79.50	4.12	0.00	14.54	0.00	2.53
525	574	> 65%	11.27%	$220,708.49	553	42.05	81.66	7.491	74.84	7.57	96.28	3.72	9.19	61.85	7.14	0.00	45.63	3.95	2.35
575	599	> 65%	11.01%	$219,500.05	587	42.50	82.41	6.961	73.67	7.56	94.61	5.12	9.09	66.81	3.86	0.00	41.98	28.97	12.13
600	619	> 70%	14.03%	$219,764.29	610	42.42	85.31	6.928	73.21	7.85	95.21	4.79	10.73	60.93	3.43	0.00	51.16	39.35	16.98
620	639	> 70%	14.60%	$214,358.54	629	42.57	85.64	6.945	70.80	9.50	93.59	5.95	10.99	52.82	0.70	0.00	42.82	43.19	21.41
640	659	> 70%	12.00%	$218,045.44	649	42.28	85.66	6.996	69.17	10.04	93.99	5.74	10.39	40.59	0.77	0.00	36.77	43.52	26.36
660	679	> 80%	6.92%	$198,488.06	669	42.22	87.87	7.152	69.06	8.99	94.28	5.52	7.56	37.08	1.23	0.00	36.56	45.99	35.55
680	699	> 80%	5.09%	$201,981.10	688	41.93	87.47	6.959	67.84	7.22	95.78	3.56	13.70	31.15	1.36	0.00	34.98	47.80	38.33
700	724	> 80%	4.26%	$220,832.11	710	42.52	87.34	6.855	69.86	10.26	93.68	5.71	10.93	29.31	0.60	0.00	30.28	55.32	42.57
725	749	> 80%	2.03%	$199,497.80	735	43.00	87.20	6.906	57.95	14.78	94.04	4.29	10.85	28.94	2.45	0.00	26.73	52.24	45.59
750	max	> 90%	1.48%	$187,250.28	766	43.17	86.27	6.987	72.92	8.55	100.00	0.00	3.05	19.42	0.00	0.00	2.33	45.77	63.64
II. LTV and DTI

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
LTV Low	LTV High	DTI	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
70.00%	79.99%	> 50%	1.54%	$238,848.83	575	52.61	74.28	7.044	70.39	11.11	93.08	6.92	14.45	81.15	5.21	0.00	0.00	8.90	3.42
80.00%	84.99%	> 50%	1.59%	$234,214.83	587	52.57	80.80	6.841	71.73	10.66	92.76	7.24	8.87	83.60	0.98	0.00	20.76	16.44	13.30
85.00%	89.99%	> 50%	1.07%	$241,022.05	598	52.54	86.68	6.866	58.73	15.22	98.88	1.12	12.85	89.03	3.21	0.00	79.28	21.15	0.00
90.00%	94.99%	> 50%	0.59%	$225,803.96	605	52.66	90.12	6.848	64.70	2.15	98.25	1.75	17.14	73.26	11.49	0.00	94.70	12.58	4.09
95.00%	99.99%	> 50%	0.20%	$292,034.19	634	51.44	95.00	7.252	18.28	11.32	100.00	0.00	56.42	51.76	0.00	0.00	51.76	7.32	0.00
100.00%	109.99%	> 50%	0.07%	$92,186.44	642	51.89	100.00	8.379	82.31	3.01	100.00	0.00	0.00	73.48	0.00	0.00	47.73	0.00	0.00
110.00%	max	> 50%	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
III. DTI and FICO

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
DTI Low	DTI High	FICO	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
20.00%	29.99%	< 550	0.65%	$174,967.85	528	25.64	73.48	7.689	92.70	5.51	100.00	0.00	0.00	70.97	18.68	0.00	29.25	0.00	0.00
30.00%	34.99%	< 600	2.55%	$184,515.01	558	32.81	76.79	7.334	80.28	5.69	91.27	8.73	8.75	67.07	4.32	0.00	26.07	8.46	1.87
35.00%	39.99%	< 675	12.13%	$212,255.02	608	37.65	81.11	7.011	75.52	8.90	93.17	6.66	8.22	55.03	2.06	0.00	40.71	34.07	11.21
40.00%	44.99%	< 675	18.95%	$223,194.65	612	42.62	82.66	7.082	71.82	8.47	96.04	3.60	11.03	52.49	3.76	0.00	41.33	36.31	16.43
45.00%	49.99%	< 700	33.70%	$221,831.05	617	47.81	82.76	7.062	72.04	8.32	96.78	2.93	9.58	50.74	1.71	0.00	35.43	35.42	22.32
50.00%	54.99%	< 750	6.32%	$230,627.65	587	52.53	78.08	6.984	67.52	9.32	94.55	5.16	14.14	79.73	4.57	0.00	29.34	13.85	4.79
56%	max	< 750	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
IV. LIMITED AND STATED DOC

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	0.86%	$215,325.62	513	42.36	71.44	8.368	83.38	2.96	98.17	1.83	9.88	0.00	21.20	0.00	4.28	0.00	57.78	4.03	5.88
525	574	4.93%	$242,293.22	555	41.28	78.30	7.720	72.18	4.00	95.24	4.76	16.86	0.00	19.33	0.00	37.85	5.09	49.68	6.95	8.03
575	599	3.94%	$243,788.15	587	41.89	80.45	7.297	69.06	6.25	90.51	9.30	17.29	0.00	12.36	0.00	50.55	15.57	50.42	8.76	9.23
600	619	6.57%	$269,025.96	610	41.50	82.33	7.212	71.72	5.66	91.67	8.33	15.59	0.00	9.72	0.00	48.51	37.90	52.83	7.73	7.50
620	639	7.04%	$227,388.68	629	42.40	84.30	7.291	66.47	6.33	92.79	6.80	19.84	0.00	1.78	0.00	36.38	38.74	51.30	6.55	6.68
640	659	7.41%	$229,703.71	649	42.32	84.67	7.239	67.03	11.40	92.28	7.28	11.56	0.00	1.25	0.00	28.92	41.91	58.09	6.29	6.80
660	679	4.79%	$205,627.24	668	42.17	86.45	7.348	72.68	7.48	93.60	6.11	7.90	0.00	2.60	0.00	25.43	39.88	52.22	6.42	9.13
680	699	4.23%	$210,331.88	688	42.34	85.34	7.000	72.67	5.14	95.84	3.68	13.33	0.00	2.29	0.00	23.18	42.98	51.03	5.99	6.91
700	724	3.51%	$223,106.39	710	42.35	85.68	6.955	72.92	10.30	92.44	6.82	10.98	0.00	0.72	0.00	20.97	50.42	56.44	2.87	7.09
725	749	1.57%	$204,601.12	736	42.32	85.98	6.993	64.10	11.38	94.42	3.41	12.05	0.00	3.18	0.00	16.87	57.17	68.72	4.81	2.65
750	max	1.74%	$230,391.83	767	43.04	85.16	7.008	71.49	2.44	95.50	4.50	12.26	0.00	1.15	0.00	14.38	34.72	59.45	7.42	4.12

V. High LTV LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
LTV	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25
80.00%	89.99%	29.48%	$249,427.74	611	41.48	83.85	6.940	72.87	6.87	90.84	8.99	11.94	53.75	3.98	0.00	61.20	35.75	49.29	6.22	7.11	74.37	7.19	0.17
90.00%	94.99%	15.22%	$252,610.09	627	42.07	90.02	7.187	68.57	9.59	90.66	8.53	11.16	47.16	3.49	0.00	85.53	34.09	41.24	8.35	8.27	75.36	6.95	0.62
95.00%	99.99%	8.85%	$226,596.78	652	42.50	93.06	7.369	65.56	9.89	99.76	0.00	10.40	32.99	0.65	0.00	25.65	30.03	40.18	4.69	8.24	80.10	3.24	0.14
100.00%	109.99%	21.31%	$155,079.18	662	43.73	84.84	7.156	73.90	10.63	99.88	0.12	4.76	50.53	0.13	0.00	6.17	46.28	51.14	2.34	8.09	74.05	5.58	0.17
110.00%	max	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
VI. IO LOANS

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO
500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	0.55%	$301,888.05	568	42.66	75.28	7.140	72.96	7.10	100.00	0.00	4.61	54.50	6.81	0.00	36.80	100.00	74.14	0.00	0.00	90.89	9.11	0.00
575	599	3.59%	$290,297.45	587	42.82	78.82	6.809	73.62	12.44	98.94	1.06	4.13	80.84	3.97	0.00	29.03	100.00	67.07	2.36	4.16	84.13	5.16	10.71
600	619	6.44%	$291,605.57	610	41.77	80.25	6.705	79.08	9.23	99.72	0.28	3.28	61.32	2.64	0.00	45.96	100.00	70.66	0.84	4.23	87.12	5.29	7.58
620	639	6.99%	$291,076.98	629	41.79	82.22	6.698	74.20	10.40	99.06	0.12	7.06	57.65	1.14	0.00	43.12	100.00	69.25	2.52	4.56	84.70	4.43	10.87
640	659	5.60%	$302,495.12	650	42.85	81.62	6.563	74.33	10.93	97.40	2.60	5.01	44.06	0.81	0.00	35.25	100.00	72.27	1.13	4.97	77.61	7.73	14.66
660	679	3.75%	$293,607.62	669	42.40	83.35	6.609	72.22	8.47	98.82	1.18	4.12	44.08	0.00	0.00	31.63	100.00	68.87	0.92	7.19	80.50	6.08	13.42
680	699	2.99%	$306,478.35	689	41.42	82.25	6.464	64.50	10.56	98.44	1.12	10.98	35.69	0.83	0.00	28.66	100.00	69.40	5.38	5.10	75.34	7.45	17.21
700	724	3.09%	$317,646.53	710	42.12	81.86	6.333	66.94	17.15	97.50	2.50	7.19	40.89	0.82	0.00	24.19	100.00	76.66	0.00	4.65	69.88	3.46	26.65
725	749	1.34%	$297,121.43	735	42.54	79.87	6.290	53.18	17.24	98.19	1.81	9.73	30.66	0.00	0.00	15.83	100.00	86.90	0.00	2.83	68.47	6.37	25.16
750	max	1.04%	$305,949.71	765	42.06	80.71	6.406	60.08	12.42	100.00	0.00	11.66	38.20	0.00	0.00	16.37	100.00	77.09	4.63	1.72	68.80	0.00	31.20
VII. SECOND LIEN LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	CLTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
525	574	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
575	599	0.14%	$43,090.30	592	42.04	99.86	10.609	86.72	8.74	100.00	0.00	0.00	94.67	0.00	0.00	0.00	0.00	33.43	1.81	2.04
600	619	0.37%	$49,703.04	610	43.42	99.78	10.561	80.29	5.74	100.00	0.00	3.33	91.48	0.00	0.00	0.00	0.00	43.42	0.00	12.58
620	639	0.50%	$51,750.88	629	44.03	99.54	10.318	80.77	13.11	100.00	0.00	0.56	49.94	0.00	0.00	0.00	0.00	42.74	0.00	8.27
640	659	0.70%	$60,161.05	649	44.02	99.78	10.247	74.72	15.39	100.00	0.00	4.55	34.99	0.36	0.00	0.00	0.00	64.05	0.79	9.40
660	679	0.61%	$61,264.49	668	43.39	99.72	9.967	75.12	6.20	100.00	0.00	3.69	30.55	1.04	0.00	0.00	0.00	63.13	0.00	10.16
680	699	0.39%	$60,243.36	689	44.43	99.84	9.843	81.10	6.70	100.00	0.00	3.34	22.84	0.00	0.00	0.00	0.00	59.91	3.65	9.13
700	724	0.31%	$63,518.47	712	43.80	99.73	9.509	79.05	9.93	100.00	0.00	3.15	18.47	0.00	0.00	0.00	0.00	68.99	1.80	3.75
725	749	0.20%	$56,374.88	735	43.04	99.60	9.381	57.33	16.76	100.00	0.00	6.78	22.46	0.00	0.00	0.00	0.00	78.06	0.00	1.27
750	max	0.19%	$61,059.63	766	44.07	99.80	9.342	86.10	3.17	100.00	0.00	0.00	22.20	0.00	0.00	0.00	0.00	78.40	0.00	5.27
VIII. MANUFACTURED HOME LOANS (IF ANY)

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											%	%Single
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Land/Home	wide	% CA	% NY	% FL	2/28	3/27	5/25
500	524	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
525	574	0.01%	$136,731.08	541	40.32	75.00	7.990	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0	0
575	599	0.08%	$315,296.52	591	46.45	75.28	7.155	0.00	0.00	100.00	0.00	0.00	42.09	29.71	0.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0	0
600	619	0.01%	$129,416.60	603	41.78	63.11	7.540	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0	0
620	639	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
640	659	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
660	679	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
680	699	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
700	724	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
725	749	0.01%	$74,367.75	728	37.46	38.31	6.640	0.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0	0
750	max	0.00%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	—	—	—	—	—	—
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.